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                                                                 EXHIBIT 23.1

The Board of Directors
Ceridian Corporation

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Incorporation of Documents by Reference" in this Form S-8 registration statement.

                              /s/ KPMG PEAT MARWICK LLP

                              KPMG Peat Marwick LLP

Minneapolis, Minnesota
October 29, 1998


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